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                                                                   EXHIBIT 10.23

                            MODIFICATION AGREEMENT

     The undersigned hereby agree to increase the aggregate principal amount of Series 1997-1, Class A Certificates authorized to be issued and purchased pursuant to the Pooling and Servicing Agreement dated as of June 27, 1997,as supplemented and amended by the First Supplemental Pooling and Servicing Agreement dated as of August 21, 1997 and the Second Supplemental Pooling and Servicing Agreement dated as of September 22, 1997, among Wisconsin Circle II Funding Corporation, HCFP Funding II, Inc. ("HCFP") and U.S. Bank National Association, as Trustee (the "Trustee") (collectively, the "Pooling Agreement"), and the Certificate Purchase Agreement dated as of June 27, 1997 (the "CPA"), among Wisconsin Circle and Credit Suisse First Boston Mortgage Capital, LLC ("CSFB") by Ten million dollars ($10,000,000.00). The undersigned hereby also agree to amend (1) the Pooling Agreement (2) the CPA (3) the Purchase and Sale Agreement dated as of June 27, 1997 (the "Purchase and Sale Agreement"), between HCFP and Wisconsin Circle and (4) the Guarantee dated as of June 27, 1997, from HealthCare Financial Partners, Inc. (the "Guarantor") to change all references therein from $50,000,000.00 to $60,000,000.00. The amendment shall become effective at such time as CSFB shall have received (i) the Structuring Advisory Fee as set forth in CSFB's letter dated January 15, 1998 to Guarantor, (ii) the duly executed and authenticated Series 1997-1, Class A Certificate in the aggregate principal amount of Sixty million dollars ($60,000,000) (the "New Certificate") and (iii) an opinion of counsel to Wisconsin Circle, HCFP and the Guarantor to the effect that this Modification Agreement has been duly authorized by such parties and the Pooling Agreement, CPA, Purchase and Sale Agreement and the Guarantee, each as modified by the Modification Agreement, and the Series 1997-1 Class A Certificate dated January 15, 1998, each constitute legal, valid and binding obligations of Guarantor, HCFP and Wisconsin Circle, enforceable under New York law in accordance with their respective terms. Upon receipt of the New Certificate, CSFB agrees to cancel and surrender the Series 1997-1, Class A Certificate in the aggregate principal amount of Fifty million dollars ($50,000,000). All capitalized terms used herein shall have the definitions set forth in the Pooling Agreement unless otherwise noted.

Dated: January 15, 1998                       WISCONSIN CIRCLE II FUNDING
                                              CORPORATION


                                              By /s/
                                                 -------------------------
                                                 Executive Vice President

                                              HCFP FUNDING II, INC.


                                              By /s/
                                                 -------------------------
                                                 Executive Vice President
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                                                 CREDIT SUISSE FIRST BOSTON
                                                 MORTGAGE CAPITAL, LLC


                                                 By_____________________________
                                                   Vice President

                                                 HEALTHCARE FINANCIAL
                                                 PARTNERS, INC.


                                                 By_____________________________
                                                   Executive Vice President

                                                 U.S. BANK NATIONAL ASSOCIATION


                                                 By_____________________________
                                                   Vice President